Borrowings and Lines of Credit	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Borrowings and Lines of Credit
BORROWINGS AND LINES OF CREDIT

(dollars in millions)	2015	2014
Short-term borrowings:
Commercial paper	$727	$—
Other borrowings	199	126
Total short-term borrowings	$926	$126

At December 31, 2015, we had revolving credit agreements with various banks permitting aggregate borrowings of up to $4.35 billion pursuant to a $2.20 billion revolving credit agreement and a $2.15 billion multicurrency revolving credit agreement, both of which expire in May 2019. As of December 31, 2015, there were no borrowings under either of these revolving credit agreements. The undrawn portions of these revolving credit agreements are also available to serve as backup facilities for the issuance of commercial paper. As of December 31, 2015, our maximum commercial paper borrowing limit was $4.35 billion. We use our commercial paper borrowings for general corporate purposes, including the funding of potential acquisitions and repurchases of our common stock. The need for commercial paper borrowings arises when the use of domestic cash for acquisitions, dividends, and share repurchases exceeds the sum of domestic cash generation and foreign cash repatriated to the U.S.
The weighted-average interest rates applicable to short-term borrowings outstanding at December 31, 2015 and 2014 were 0.8% and 5.7%, respectively. At December 31, 2015, approximately $1.4 billion was available under short-term lines of credit with local banks at our various domestic and international subsidiaries.
Long-term debt consisted of the following as of December 31:

(dollars in millions)	2015	2014
LIBOR § plus 0.500% floating rate notes due 2015	$—	$500
4.875% notes due 2015	—	1,200
5.375% notes due 2017 [1]	1,000	1,000
1.800% notes due 2017 [1]	1,500	1,500
1.778% junior subordinated notes due 2018	1,100	—
6.800% notes due 2018 [2]	99	99
6.125% notes due 2019 [1]	1,250	1,250
8.875% notes due 2019	271	271
4.500% notes due 2020 [1]	1,250	1,250
4.875% notes due 2020 [2]	171	171
8.750% notes due 2021	250	250
3.100% notes due 2022 [1]	2,300	2,300
1.550% junior subordinated notes due 2022	—	1,100
1.250% notes due 2023 (€750 million principal value) [3]	817	—
7.100% notes due 2027 [2]	141	141
6.700% notes due 2028	400	400
7.500% notes due 2029 [1]	550	550
5.400% notes due 2035 [1]	600	600
6.050% notes due 2036 [1]	600	600
6.800% notes due 2036 [2]	134	134
7.000% notes due 2038 [2]	159	159
6.125% notes due 2038 [1]	1,000	1,000
5.700% notes due 2040 [1]	1,000	1,000
4.500% notes due 2042 [1]	3,500	3,500
4.150% notes due 2045 [4]	850	—
Project financing obligations	191	147
Other (including capitalized leases) [2]	306	368
Total principal long-term debt	19,439	19,490
Other (fair market value adjustments, discounts and debt issuance costs) [2]	60	85
Total long-term debt	19,499	19,575
Less: current portion	179	1,791
Long-term debt, net of current portion	$19,320	$17,784

1
We may redeem the above notes, in whole or in part, at our option at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.

2	Includes notes and remaining fair market value adjustments that were assumed as a part of the Goodrich acquisition on July 26, 2012.

3
We may redeem these notes, in whole or in part, at our option at any time. If redeemed prior to February 22, 2023, the redemption price in Euro will be equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on an annual basis at a rate based upon a comparable German federal government bond whose maturity is closest to the maturity of the notes plus 15 basis points. In addition, these notes may be redeemed at our option in whole, but not in part, at any time in the event of certain developments affecting U.S. taxation.

4
We may redeem these notes, in whole or in part, at our option at any time. If redeemed prior to November 16, 2044, the redemption price in U.S. Dollars will be equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 25 basis points.

On May 4, 2015, we completed the previously announced optional remarketing of the 1.550% junior subordinated notes, which were originally issued as part of our equity units on June 18, 2012. As a result of the remarketing, these notes were redesignated as our 1.778% junior subordinated notes due May 4, 2018. The 1.778% junior subordinated notes are effectively subordinated to existing or future preferred stock and indebtedness, guarantees and other liabilities, and are not redeemable prior to maturity. On August 3, 2015, we received approximately $1.1 billion from the proceeds of the remarketing, and issued approximately 11.3 million shares of Common Stock to settle the purchase obligation of the holders of the equity units under the purchase contract entered into at the time of the original issuance of the equity units.
On May 1, 2015, we repaid all 4.875% notes due in 2015, representing $1.2 billion in aggregate principal. On June 1, 2015, we repaid all floating rate notes due in 2015, representing $500 million in aggregate principal. On May 4, 2015, we issued $850 million aggregate principal amount of 4.150% notes due May 15, 2045. On May 22, 2015 we issued €750 million aggregate principal amount of 1.250% notes due May 22, 2023. The net proceeds from these debt issuances were used primarily to repay the 4.875% notes and floating rate notes that matured during the quarter ended June 30, 2015.
The project financing obligations included in the table above are associated with the sale of rights to unbilled revenues related to the ongoing activity of an entity owned by UTC Climate, Controls & Security. The percentage of total short-term borrowings and long-term debt at variable interest rates was 5% and 4% at December 31, 2015 and 2014, respectively. Interest rates on our commercial paper borrowings are considered variable due to their short-term duration and high-frequency of turnover.
The schedule of principal payments required on long-term debt for the next five years and thereafter is:

(dollars in millions)
2016	$179
2017	2,551
2018	1,231
2019	1,568
2020	1,476
Thereafter	12,434
Total	$19,439

We have an existing universal shelf registration statement filed with the Securities and Exchange Commission (SEC) for an indeterminate amount of securities for future issuance, subject to our internal limitations on the amount of securities to be issued under this shelf registration statement.
In 2015, we adopted ASU 2015-03, Interest - Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs, which requires debt issuance costs previously reported as a deferred charge within Other noncurrent assets to be presented as a direct reduction from the carrying amount of debt, consistent with debt discounts, applied retrospectively for all periods presented. Long-term debt and Other assets as of December 31, 2014 were adjusted by approximately $83 million as a result of the adoption of this ASU.